March 29, 2019

THE DREYFUS/LAUREL FUNDS TRUST

- Dreyfus Global Equity Income Fund

Supplement to Summary Prospectus and Prospectus

dated March 1, 2019

The following information supersedes and replaces the information contained in “Portfolio Management” in the summary prospectus and “Fund Summary – Portfolio Management” in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser.

Nick Clay and Andrew MacKirdy are the fund's primary portfolio managers, positions they have held since October 2012 and March 2019, respectively.  Messrs. Clay and MacKirdy are investment managers and members of the global equity team at Newton.

The following information supersedes and replaces the fourth paragraph included in “Fund Details – Management” in the prospectus:

Nick Clay and Andrew MacKirdy are the fund's primary portfolio managers, positions they have held since October 2012 and March 2019, respectively.  They are jointly and primarily responsible for management of the fund's portfolio.  Mr. Clay is an investment manager and member of the global equity team at Newton, which he joined in 2000.  Mr. MacKirdy is an investment manager and member of the global equity team at Newton, which he joined in September 2018.  Prior to joining Newton, Mr. MacKirdy had been a global equity portfolio manager at Polar Capital since 2012.

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